Exhibit No. 99.2



                            Barnwell Industries, Inc.

              Certification of Chief Executive Officer Pursuant to
                             18 U.S.C. Section 1350,
                                  as Adopted by
                  Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of Barnwell Industries, Inc. ("Barnwell" or the "Company") on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Report"), I, Morton H. Kinzler, Chief Executive Officer of Barnwell, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition as of June 30, 2002 and consolidated results of operations for the three and nine months ended June 30, 2002 of the Company and its subsidiaries.

/s/ Morton H. Kinzler
---------------------
Morton H. Kinzler
President,
Chief Executive Officer and
Chairman of the Board of
Barnwell Industries, Inc.

Date: August 14, 2002